UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08437

Undiscovered Managers Funds

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: September 1, 2018 through February 28, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

Undiscovered Managers Funds

February 28, 2019

JPMorgan Realty Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

April 9, 2019 (Unaudited)

Dear Shareholders,

While the U.S. economy outpaced most other developed economies throughout 2018 and into early 2019, decelerating global growth prompted the U.S. Federal Reserve and certain other leading central banks to adopt a more neutral policy stance to support economic growth.

“In early 2019, prices for equity, debt securities and government bonds generally rose amid investor expectations for favorable central bank policies and optimism over a potential resolution to the trade dispute between the U.S. and China.” — George C.W. Gatch

Despite a sharp sell-off in financial markets in the fourth quarter of 2018, U.S. equity and bond markets generally recorded a positive performance for the twelve months ended February 28, 2019. For most of the reporting period, U.S. equity and bond prices were supported by record high corporate profits and a surging domestic economy.

Growth in U.S. gross domestic product (GDP) swelled to 4.2% in the second quarter of 2018, then cooled to 3.4% and 2.2% in the third and fourth quarters, respectively. The unemployment rate in the U.S. remained at historic lows, ranging between 4.0% and 3.7% for the reporting period and ending at 3.8% in February 2019. Corporate earnings generally outperformed analysts’ expectations for most of the reporting period but investors and economists expected that trend to recede due to slowing global demand and the fading effects of federal tax cuts enacted at the end of 2017.

Meanwhile, investor uncertainty rose in late 2018 amid unresolved U.S.-China trade tensions, rising interest rates and a political impasse that led to the shutdown of large parts of the U.S. federal government. Equity prices plummeted in December sending the S&P 500 Index to its worst monthly performance since 1931. However, a budget agreement re-opened federal operations in January and the Fed responded to slowing growth by adopting a “patient” approach toward further interest rate increases. Financial markets quickly rebounded, with domestic equity prices generally returning to positive territory for the reporting period and bond prices generally rising.

Among other leading economies, manufacturing and export sectors slumped in the 19-nation Eurozone, as well as in South Korea and Taiwan, amid softening demand from China and the impact of reciprocal trade tariffs between the U.S. and leading trading partners. In response to stalling growth, the European Central Bank offered a new round of low-cost loans to banks and indicated it would not raise interest rates through the end of 2019. Meanwhile, Chinese authorities moved to counter slowing domestic growth via tax cuts, infrastructure spending and increased bank lending. By the end of the period, U.S. and Chinese negotiators were working to resolve their trade dispute.

Notably, emerging market debt largely outperformed both equity and other bond markets in the second half of the reporting period. A decline in interest rates at the end of the period and investor expectations for improvement in trade tensions combined to generally bolster both sovereign and corporate bonds in emerging markets. In the U.S., equity market volatility increased in the second half of the reporting period and bond markets, which had lackluster performance for the first half of the reporting period, generally outperformed equity markets in the latter six months.

In early 2019, prices for equity, debt securities and government bonds generally rose amid investor expectations for favorable central bank policies and optimism over a potential resolution to the trade dispute between the U.S. and China. A pause in monetary tightening and a reduction in reciprocal trade tariffs could continue to support financial markets and global economic activity. The International Monetary Fund (IMF) and the Organization for Economic Cooperation and Development (OECD) have forecast 3.3% growth in global GDP for 2019, but the OECD has also warned of weakening economic prospects in the 20 largest economies, particularly in China, Eurozone countries and the U.K. The organization has cited “vulnerabilities” from slowing trade and manufacturing, as well as acute geo-political risks. The U.S. economy is forecast by IMF to grow by about 2.3% in 2019, slower than the previous year but still positive and on track to achieve its longest period of economic expansion on record.

We believe those investors who remain fully invested for the long term in a well-diversified portfolio may continue to benefit from available market opportunities. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

FEBRUARY 28, 2019	UNDISCOVERED MANAGERS FUNDS	1

JPMorgan Realty Income Fund

FUND COMMENTARY

FOR THE PERIOD ENDED FEBRUARY 28, 20191 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	2.09%
MSCI US REIT Index	2.24%

Net Assets as of 2/28/2019 (In Thousands) . . . . . .	$2,504,578

INVESTMENT OBJECTIVE**

The JPMorgan Realty Income Fund (the “Fund”) seeks to provide high total investment return through a combination of capital appreciation and current income.

HOW DID THE MARKET PERFORM?

Overall, real estate sector equity outperformed the broader market for U.S. equity during the reporting period. While rising interest rates and weak demand in the U.S. housing sector held down prices and raised volatility for real estate investment trusts (REITs) through the end of 2018, real estate sector equity rebounded in early 2019 after the U.S. Federal Reserve said it may slow its pace of interest rate increases. For the six months ended February 28, 2019, the S&P 500 Index returned -3.04% and the MSCI US REIT Index returned 2.24%.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended February 28, 2019, the Fund’s Class L Shares underperformed the MSCI US REIT Index (the “Benchmark”). The Fund’s underweight position in the net lease sector and its security selection in the forestry REIT sector were leading detractors from performance relative to the Benchmark, while the Fund’s underweight position in the retail sector and its security selection in the office sector were leading contributors to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Lennar Corp. and Weyerhaeuser Co. and its underweight position in Simon Property Group Inc. Shares of Lennar, a home builder that was not held in the Benchmark, fell amid a continued sales slump in the U.S. housing market. Shares of Weyerhaeuser, a forestry REIT not held in the Benchmark, fell after the company reported lower-than-expected earnings and revenue for the fourth quarter of 2018 due to the impact of export tariffs. Shares of Simon Property Group, a shopping mall REIT that was not held in the Fund, rose amid investor expectations for a strong 2018 holiday shopping season and after the company announced a share repurchase plan.

Leading individual contributors to the Fund’s relative performance included its overweight positions in SBA Communications Inc. and HCP Inc. and its underweight position in Senior Housing Properties Inc. Shares of SBA Communications, a REIT operating in the telecommunications sector, rose after the company reported better-than-expected earnings and revenue for the fourth quarter of 2018. Shares of HCP, a health care sector REIT, rose amid investor demand for higher dividend yields and after the company reported fourth quarter 2018 earnings in line with estimates. Shares of Senior Housing Properties, a health care sector REIT that was not held in the Fund, fell after the company reported lower than expected results for the third quarter of 2018.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of attractively valued real estate securities. They projected long-term cash flow for each portfolio holding and valued the holdings using a proprietary dividend discount model. During the reporting period, the portfolio managers sold retail sector and triple net lease sector stocks to fund investments in the residential and office/industrial sectors, as well as investments in hotels. The managers sought companies that they believed would benefit from economic recovery, especially residential and data center sector companies.

[1]	Effective February 28, 2019, the Fund changed its fiscal year end from August 31st to the last day of February.
*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee that it will be achieved.

2	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2019

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Prologis, Inc.	7.9%
2.	Digital Realty Trust, Inc.	4.6
3.	Essex Property Trust, Inc.	4.4
4.	Mid-America Apartment Communities, Inc.	4.3
5.	HCP, Inc.	4.0
6.	Public Storage	4.0
7.	Equity LifeStyle Properties, Inc.	3.8
8.	Ventas, Inc.	3.8
9.	Equity Residential	3.7
10.	WP Carey, Inc.	3.2

PORTFOLIO COMPOSITION BY SECTOR*
Apartments	26.5%
Industrial	20.9
Office	14.2
Health Care	11.1
Shopping Centers	6.6
Hotels	6.1
Storage	5.5
Diversified	4.8
Software	1.1
Short-Term Investments	3.2

*	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2019	UNDISCOVERED MANAGERS FUNDS	3

JPMorgan Realty Income Fund

FUND COMMENTARY

FOR THE PERIOD ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	June 4, 2004
With Sales Charge**		(3.51)%	11.76%	5.66%	16.60%
Without Sales Charge		1.83	17.99	6.81	17.24
CLASS C SHARES	June 4, 2004
With CDSC***		0.55	16.36	6.27	16.63
Without CDSC		1.55	17.36	6.27	16.63
CLASS I SHARES	March 1, 2017	1.98	18.32	7.20	17.68
CLASS L SHARES	January 1, 1998	2.09	18.50	7.24	17.70
CLASS R5 SHARES	May 15, 2006	2.03	18.45	7.27	17.75
CLASS R6 SHARES	November 2, 2015	2.13	18.58	7.32	17.78

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/09 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares. Returns for Class I Shares prior to their inception date are based on the performance of the Class L Shares. The actual returns for Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Realty Income Fund, the MSCI U.S. REIT Index and the Lipper Real Estate Funds Index from February 28, 2009 to February 28, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI U.S. REIT Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable.

The performance of the Lipper Real Estate Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the U.S. REIT universe. The Lipper Real Estate Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2019

JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.7%

Apartments — 26.5%

Agree Realty Corp., REIT	124	8,139

American Campus Communities, Inc., REIT	548	24,706

American Homes 4 Rent, Class A, REIT	1,397	30,513

AvalonBay Communities, Inc., REIT	333	64,904

Equity LifeStyle Properties, Inc., REIT	876	95,210

Equity Residential, REIT	1,243	91,600

Essex Property Trust, Inc., REIT	393	109,839

Invitation Homes, Inc., REIT	2,354	54,151

Lennar Corp., Class A	441	21,138

Mid-America Apartment Communities, Inc., REIT	1,049	108,625

National Retail Properties, Inc., REIT	1,065	55,470

		664,295

Diversified — 4.8%

Cousins Properties, Inc., REIT	3,259	31,028

Weyerhaeuser Co., REIT	332	8,262

WP Carey, Inc., REIT	1,081	79,883

		119,173

Health Care — 11.1%

HCP, Inc., REIT	3,233	99,486

Healthcare Trust of America, Inc., Class A, REIT	2,278	64,897

Ventas, Inc., REIT	1,516	95,114

Welltower, Inc., REIT	247	18,352

		277,849

Hotels — 6.1%

Host Hotels & Resorts, Inc., REIT	2,022	39,659

Park Hotels & Resorts, Inc., REIT	1,374	42,917

Pebblebrook Hotel Trust, REIT	1,406	44,992

RLJ Lodging Trust, REIT	1,301	24,156

		151,724

Industrial — 20.9%

CoreSite Realty Corp., REIT	531	54,279

Digital Realty Trust, Inc., REIT	1,015	114,864

Equinix, Inc., REIT	149	63,101

Liberty Property Trust, REIT	943	44,639

Prologis, Inc., REIT	2,806	196,586

Terreno Realty Corp., REIT	1,229	50,265

		523,734

Office — 14.2%

Boston Properties, Inc., REIT	432	57,341

Brandywine Realty Trust, REIT	3,420	53,770

Douglas Emmett, Inc., REIT	1,653	63,790

Highwoods Properties, Inc., REIT	1,207	55,895

Hudson Pacific Properties, Inc., REIT	1,172	38,927

JBG SMITH Properties, REIT	942	37,943

VEREIT, Inc., REIT	5,915	47,143

		354,809

INVESTMENTS	SHARES (000)	VALUE ($000)

Shopping Centers — 6.5%

Brixmor Property Group, Inc., REIT	2,696	47,073

Federal Realty Investment Trust, REIT	444	59,370

Saul Centers, Inc., REIT	141	7,990

Weingarten Realty Investors, REIT	1,723	49,645

		164,078

Software — 1.1%

InterXion Holding NV (Netherlands)*	413	27,026

Storage — 5.5%

Public Storage, REIT	469	99,290

Rexford Industrial Realty, Inc., REIT	1,155	39,597

		138,887

Total Common Stocks (Cost $2,083,936)		2,421,575

Short-Term Investments — 3.2%

Investment Companies — 3.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (a) (b) (Cost $79,576)	79,576	79,576

Total Investments — 99.9% (Cost $2,163,512)		2,501,151
Other Assets Less Liabilities — 0.1%		3,427

Net Assets — 100.0%		2,504,578

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	UNDISCOVERED MANAGERS FUNDS	5

STATEMENT OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2019

(Amounts in thousands, except per share amounts)

JPMorgan Realty Income Fund
ASSETS:
Investments in non-affiliates, at value	$2,421,575
Investments in affiliates, at value	79,576
Cash	8
Receivables:
Investment securities sold	5,873
Fund shares sold	732
Dividends from non-affiliates	1,067
Dividends from affiliates	73

Total Assets	2,508,904

LIABILITIES:
Payables:
Investment securities purchased	2,611
Fund shares redeemed	208
Accrued liabilities:
Investment advisory fees	1,243
Administration fees	13
Distribution fees	30
Service fees	40
Custodian and accounting fees	20
Other	161

Total Liabilities	4,326

Net Assets	$2,504,578

SEE NOTES TO FINANCIAL STATEMENTS.

6	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2019

JPMorgan Realty Income Fund
NET ASSETS:
Paid-in-Capital	$2,203,911
Total distributable earnings (loss) (a)	300,667

Total Net Assets	$2,504,578

Net Assets:
Class A	$146,677
Class C	3,165
Class I	52,540
Class L	50,819
Class R5	13,280
Class R6	2,238,097

Total	$2,504,578

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	10,881
Class C	243
Class I	3,853
Class L	3,719
Class R5	967
Class R6	163,600

Net Asset Value (b):
Class A — Redemption price per share	$13.48
Class C — Offering price per share (c)	13.01
Class I — Offering and redemption price per share	13.64
Class L — Offering and redemption price per share	13.67
Class R5 — Offering and redemption price per share	13.73
Class R6 — Offering and redemption price per share	13.68
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.23

Cost of investments in non-affiliates	$2,083,936
Cost of investments in affiliates	79,576

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	UNDISCOVERED MANAGERS FUNDS	7

STATEMENTS OF OPERATIONS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Realty Income Fund
	Period Ended February 28, 2019 (a)		Year Ended August 31, 2018
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(b)	$— (b)
Interest income from affiliates	—	(b)	— (b)
Dividend income from non-affiliates	32,489		69,726
Dividend income from affiliates	602		749

Total investment income	33,091		70,475

EXPENSES:
Investment advisory fees	9,310		17,501
Administration fees	983		1,895
Distribution fees:
Class A	189		415
Class C	12		34
Service fees:
Class A	189		415
Class C	4		11
Class I	48		32
Class L	27		57
Class R5	7		14
Custodian and accounting fees	41		67
Professional fees	60		86
Trustees’ and Chief Compliance Officer’s fees	17		32
Printing and mailing costs	10		63
Registration and filing fees	53		122
Transfer agency fees (See Note 2.E.)	24		56
Other	33		55

Total expenses	11,007		20,855

Less fees waived	(2,154)		(4,112)
Less expense reimbursements	(2)		(12)

Net expenses	8,851		16,731

Net investment income (loss)	24,240		53,744

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	13,200		59,838
Change in net unrealized appreciation/depreciation on investments in non-affiliates	13,620		(9,794)

Net realized/unrealized gains (losses)	26,820		50,044

Change in net assets resulting from operations	$51,060		$103,788

(a)	The Fund has changed its fiscal year end from August 31st to the last day of February.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

8	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Realty Income Fund
	Period Ended February 28, 2019 (a)	Year Ended August 31, 2018	Year Ended August 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,240	$53,744	$45,618
Net realized gain (loss)	13,200	59,838	(39,114)
Change in net unrealized appreciation/depreciation	13,620	(9,794)	(81,240)

Change in net assets resulting from operations	51,060	103,788	(74,736)

DISTRIBUTIONS TO SHAREHOLDERS: (b)
Class A	(1,622)	(2,878)	(12,667)
Class C	(31)	(54)	(654)
Class I (c)	(409)	(248)	—
Class L	(653)	(1,294)	(8,100)
Class R5	(149)	(304)	(2,211)
Class R6	(27,046)	(49,917)	(152,412)

Total distributions to shareholders	(29,910)	(54,695)	(176,044)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(112,523)	(21,280)	519,639

NET ASSETS:
Change in net assets	(91,373)	27,813	268,859
Beginning of period	2,595,951	2,568,138	2,299,279

End of period	$2,504,578	$2,595,951	$2,568,138

(a)	The Fund has changed its fiscal year end from August 31st to the last day of February.
(b)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	Year Ended August 31, 2018	Year Ended August 31, 2017
Class A
From net investment income	$ (2,878)	$ (3,194)
From net realized gains	—	(9,473)
Class C
From net investment income	(54)	(157)
From net realized gains	—	(497)
Class I (c)
From net investment income	(248)	—
From net realized gains	—	—
Class L
From net investment income	(1,294)	(2,121)
From net realized gains	—	(5,979)
Class R5
From net investment income	(304)	(586)
From net realized gains	—	(1,625)
Class R6
From net investment income	(49,917)	(40,432)
From net realized gains	—	(111,980)

(c)	Commencement of offering of class of shares effective March 1, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	UNDISCOVERED MANAGERS FUNDS	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Realty Income Fund
	Period Ended February 28, 2019 (a)	Year Ended August 31, 2018	Year Ended August 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$21,938	$56,720	$54,035
Distributions reinvested	1,620	2,872	12,604
Cost of shares redeemed	(44,413)	(67,968)	(59,698)

Change in net assets resulting from Class A capital transactions	$(20,855)	$(8,376)	$6,941

Class C
Proceeds from shares issued	$183	$746	$1,404
Distributions reinvested	31	53	645
Cost of shares redeemed	(866)	(3,159)	(5,481)

Change in net assets resulting from Class C capital transactions	$(652)	$(2,360)	$(3,432)

Class I (b)
Proceeds from shares issued	$31,527	$30,798	$268
Distributions reinvested	409	248	—
Cost of shares redeemed	(6,873)	(6,718)	—

Change in net assets resulting from Class I capital transactions	$25,063	$24,328	$268

Class L
Proceeds from shares issued	$2,875	$20,101	$17,454
Distributions reinvested	630	1,175	3,432
Cost of shares redeemed	(13,290)	(21,640)	(72,717)

Change in net assets resulting from Class L capital transactions	$(9,785)	$(364)	$(51,831)

Class R5
Proceeds from shares issued	$731	$1,618	$6,355
Distributions reinvested	138	285	2,105
Cost of shares redeemed	(835)	(13,464)	(11,000)

Change in net assets resulting from Class R5 capital transactions	$34	$(11,561)	$(2,540)

Class R6
Proceeds from shares issued	$147,010	$565,512	$564,242
Distributions reinvested	27,046	49,759	152,401
Cost of shares redeemed	(280,384)	(638,218)	(146,410)

Change in net assets resulting from Class R6 capital transactions	$(106,328)	$(22,947)	$570,233

Total change in net assets resulting from capital transactions	$(112,523)	$(21,280)	$519,639

(a)	The Fund has changed its fiscal year end from August 31st to the last day of February.
(b)	Commencement of offering of class of shares effective March 1, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

10	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2019

	JPMorgan Realty Income Fund
	Period Ended February 28, 2019 (a)	Year Ended August 31, 2018	Year Ended August 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	1,729	4,523	4,128
Reinvested	130	226	991
Redeemed	(3,468)	(5,337)	(4,563)

Change in Class A Shares	(1,609)	(588)	556

Class C
Issued	15	61	110
Reinvested	2	4	52
Redeemed	(73)	(256)	(432)

Change in Class C Shares	(56)	(191)	(270)

Class I (b)
Issued	2,448	2,391	21
Reinvested	32	20	—
Redeemed	(529)	(530)	—

Change in Class I Shares	1,951	1,881	21

Class L
Issued	224	1,556	1,338
Reinvested	50	92	266
Redeemed	(1,017)	(1,669)	(5,532)

Change in Class L Shares	(743)	(21)	(3,928)

Class R5
Issued	55	125	472
Reinvested	11	22	163
Redeemed	(66)	(1,013)	(836)

Change in Class R5 Shares	— (c)	(866)	(201)

Class R6
Issued	11,312	43,375	42,096
Reinvested	2,135	3,865	11,816
Redeemed	(21,305)	(49,846)	(11,235)

Change in Class R6 Shares	(7,858)	(2,606)	42,677

(a)	The Fund has changed its fiscal year end from August 31st to the last day of February.
(b)	Commencement of offering of class of shares effective March 1, 2017.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	UNDISCOVERED MANAGERS FUNDS	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Realty Income Fund
Class A
September 1, 2018 through February 28, 2019 (f)	$13.38	$0.09		$0.14	$0.23	$(0.13)	$—	$(0.13)
Year Ended August 31, 2018	13.05	0.24		0.31	0.55	(0.22)	—	(0.22)
Year Ended August 31, 2017	14.67	0.19		(0.82)	(0.63)	(0.24)	(0.75)	(0.99)
Year Ended August 31, 2016	12.95	0.20		2.42	2.62	(0.17)	(0.73)	(0.90)
Year Ended August 31, 2015	13.28	0.18		0.03	0.21	(0.20)	(0.34)	(0.54)
Year Ended August 31, 2014	11.26	0.15	(g)	2.37	2.52	(0.19)	(0.31)	(0.50)

Class C
September 1, 2018 through February 28, 2019 (f)	12.93	0.06		0.13	0.19	(0.11)	—	(0.11)
Year Ended August 31, 2018	12.61	0.18		0.30	0.48	(0.16)	—	(0.16)
Year Ended August 31, 2017	14.27	0.13		(0.82)	(0.69)	(0.22)	(0.75)	(0.97)
Year Ended August 31, 2016	12.64	0.12		2.36	2.48	(0.12)	(0.73)	(0.85)
Year Ended August 31, 2015	13.00	0.10		0.05	0.15	(0.17)	(0.34)	(0.51)
Year Ended August 31, 2014	11.06	0.10	(g)	2.30	2.40	(0.15)	(0.31)	(0.46)

Class I
September 1, 2018 through February 28, 2019 (f)	13.53	0.11		0.15	0.26	(0.15)	—	(0.15)
Year Ended August 31, 2018	13.23	0.28		0.31	0.59	(0.29)	—	(0.29)
March 1, 2017 (h) through August 31, 2017	13.22	0.07		(0.06)	0.01	—	—	—

Class L
September 1, 2018 through February 28, 2019 (f)	13.55	0.12		0.15	0.27	(0.15)	—	(0.15)
Year Ended August 31, 2018	13.23	0.30		0.31	0.61	(0.29)	—	(0.29)
Year Ended August 31, 2017	14.82	0.25		(0.83)	(0.58)	(0.26)	(0.75)	(1.01)
Year Ended August 31, 2016	13.07	0.25		2.44	2.69	(0.21)	(0.73)	(0.94)
Year Ended August 31, 2015	13.37	0.24		0.03	0.27	(0.23)	(0.34)	(0.57)
Year Ended August 31, 2014	11.31	0.22	(g)	2.36	2.58	(0.21)	(0.31)	(0.52)

Class R5
September 1, 2018 through February 28, 2019 (f)	13.62	0.13		0.13	0.26	(0.15)	—	(0.15)
Year Ended August 31, 2018	13.30	0.30		0.32	0.62	(0.30)	—	(0.30)
Year Ended August 31, 2017	14.89	0.26		(0.84)	(0.58)	(0.26)	(0.75)	(1.01)
Year Ended August 31, 2016	13.08	0.24		2.47	2.71	(0.17)	(0.73)	(0.90)
Year Ended August 31, 2015	13.38	0.24		0.04	0.28	(0.24)	(0.34)	(0.58)
Year Ended August 31, 2014	11.32	0.21	(g)	2.37	2.58	(0.21)	(0.31)	(0.52)

Class R6
September 1, 2018 through February 28, 2019 (f)	13.56	0.13		0.15	0.28	(0.16)	—	(0.16)
Year Ended August 31, 2018	13.26	0.30		0.31	0.61	(0.31)	—	(0.31)
Year Ended August 31, 2017	14.84	0.26		(0.83)	(0.57)	(0.26)	(0.75)	(1.01)
November 2, 2015 (h) through August 31, 2016	14.55	0.23		0.96	1.19	(0.17)	(0.73)	(0.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	The Fund changed its fiscal year end from August 31st to the last day of February.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

12	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$13.48	1.83%	$146,677	1.17%	1.50%		1.36%	50%
13.38	4.31	167,082	1.18	1.87		1.36	107
13.05	(3.99)	170,609	1.18	1.46		1.41	116
14.67	21.23	183,703	1.18	1.45		1.47	141
12.95	1.46	172,267	1.18	1.28		1.54	93
13.28	23.30	141,044	1.18	1.24	(g)	1.39	105

13.01	1.55	3,165	1.68	1.00		1.87	50
12.93	3.85	3,873	1.68	1.42		1.91	107
12.61	(4.53)	6,180	1.67	1.05		1.96	116
14.27	20.56	10,842	1.68	0.93		1.98	141
12.64	0.98	9,154	1.68	0.76		1.97	93
13.00	22.64	7,941	1.68	0.83	(g)	1.90	105

13.64	1.98	52,540	0.92	1.70		1.10	50
13.53	4.63	25,725	0.92	2.21		1.10	107
13.23	0.08	272	0.78	1.11		0.97	116

13.67	2.09	50,819	0.78	1.92		0.96	50
13.55	4.74	60,464	0.78	2.29		0.97	107
13.23	(3.62)	59,320	0.78	1.92		0.98	116
14.82	21.64	124,676	0.78	1.84		0.98	141
13.07	1.89	188,818	0.78	1.71		0.97	93
13.37	23.81	258,480	0.78	1.78	(g)	1.00	105

13.73	2.03	13,280	0.72	1.94		0.96	50
13.62	4.81	13,167	0.73	2.31		0.95	107
13.30	(3.59)	24,380	0.73	1.93		0.97	116
14.89	21.71	30,288	0.73	1.73		0.91	141
13.08	1.94	1,839,070	0.73	1.74		0.91	93
13.38	23.83	1,393,335	0.73	1.69	(g)	0.94	105

13.68	2.13	2,238,097	0.67	1.99		0.85	50
13.56	4.79	2,325,640	0.68	2.34		0.85	107
13.26	(3.51)	2,307,377	0.68	1.94		0.86	116
14.84	9.09	1,949,770	0.68	2.00		0.86	141

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	UNDISCOVERED MANAGERS FUNDS	13

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019

1. Organization

Undiscovered Managers Funds (the “Trust”) was organized on September 29, 1997, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Realty Income Fund	Class A, Class C, Class I, Class L, Class R5 and Class R6	Non-Diversified

Class L Shares of the Fund are publicly offered on a limited basis.

The Fund changed its fiscal year end from August 31st to the last day of February.

The investment objective of the Fund is high total investment return through a combination of capital appreciation and current income.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of their financial statements. The Fund is an investment company and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund is calculated on a valuation date.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2019

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,501,151	$—	$—	$2,501,151

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

B. Securities Lending — Effective October 5, 2018, the Fund became authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Fund’s may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

The Fund did not lend out any securities during the period October 5, 2018 through February 28, 2019.

C. Investment Transactions with Affiliates —The Fund invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

	For the period ended February 28, 2019
Security Description	Value at August 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (a)(b)	$56,130	$502,488	$479,042	$—	$—	$79,576	79,576	$602	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2019.

FEBRUARY 28, 2019	UNDISCOVERED MANAGERS FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

	For the year ended August 31, 2018
Security Description	Value at August 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2018	Shares at August 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.82% (a)(b)	$47,185	$1,160,208	$1,151,263	$—	$—	$56,130	56,130	$749	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2018.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Fund for the period ended February 28, 2019 are as follows (amounts in thousands):

	Class A	Class C		Class I		Class L	Class R5	Class R6	Total
Transfer agency fees	$13	$—	(a)	$—	(a)	$4	$1	$6	$24

(a)	Amount rounds to less than one thousand.

The amount of the transfer agency fees charged to each class of the Fund for the year ended August 31, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R5		Class R6	Total
Transfer agency fees	$26	$3	$1	$10	$—	(a)	$16	$56

(a)	Amount rounds to less than one thousand.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of February 28, 2019, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

16	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2019

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$(78)	$78

The reclassification for the Fund relates primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion and plus 0.01% of the Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended February 28, 2019, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class L, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended February 28, 2019, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$1	$—

For the year ended August 31, 2018, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$1	$—

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L	Class R5
0.25%	0.25%	0.25%	0.10%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.

FEBRUARY 28, 2019	UNDISCOVERED MANAGERS FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L	Class R5	Class R6
1.18%	1.68%	0.93%	0.78%	0.73%	0.68%

The expense limitation agreement was in effect for the period ended February 28, 2019 and is in place until at least December 31, 2019.

For the period ended February 28, 2019, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$1,241	$827	$21	$2,089	$2

For the year ended August 31, 2018, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$2,374	$1,582	$46	$4,002	$12

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of these waivers/reimbursements resulting from investments in the money market fund for the period ended February 28, 2019 was approximately $65,000.

The amount of these waivers/reimbursements resulting from investments in the money market fund for the year ended August 31, 2018 was approximately $110,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended February 28, 2019, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Fund may use related party broker-dealers. For the period ended February 28, 2019, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

18	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2019

4. Investment Transactions

During the period ended February 28, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,235,551	$1,367,615

During the period ended February 28, 2019, there were no purchases or sales of U.S. Government securities.

During the year ended August 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$2,470,493	$2,493,937

During the year ended August 31, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2019 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,187,742	$321,302	$7,893	$313,409

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the period ended February 28, 2019 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$29,910	$—	$29,910

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended August 31, 2018 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$54,695	$—	$54,695

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended August 31, 2017 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$79,759	$96,285	$176,044

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of February 28, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,832	$(14,538)	$313,409

FEBRUARY 28, 2019	UNDISCOVERED MANAGERS FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

The cumulative timing differences primarily consist of wash sale loss deferrals.

As of February 28, 2019, the Fund had the following net capital loss carryforwards (amounts in thousands):

Capital Loss Carryforward
Short-Term	Long-Term
$14,538	$—

During the period ended February 28, 2019, the Fund utilized capital loss carryforwards as follows (amounts in thousands):

Capital Loss Utilized
Short-Term	Long-Term
$241	$—

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the period ended February 28, 2019.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended August 31, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund had no borrowings outstanding from the Credit Facility at February 28, 2019. Average borrowings from the Credit Facility during the period ended February 28, 2019 were as follows (amounts in thousands, except number of days outstanding):

Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
$90,000	3.38%	1	$8

The Fund did not utilize the Credit Facility during the year ended August 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of February 28, 2019, JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate approximately 76.6% of the net assets of the Fund.

20	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2019

As of February 28, 2019, the Fund had three individual shareholders and/or affiliated omnibus accounts which owned 37.0% of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Fund’s performance and liquidity.

Because the Fund may invest a significant portion of its assets in real estate investment trusts (“REITs”), the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of its underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

The Fund may invest in companies with relatively small market capitalizations. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Fund’s net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Fund’s net assets or results of operation.

FEBRUARY 28, 2019	UNDISCOVERED MANAGERS FUNDS	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Undiscovered Managers Funds and Shareholders of JPMorgan Realty Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Realty Income Fund (one of the funds constituting Undiscovered Managers Funds, referred to hereafter as the “Fund”) as of February 28, 2019, the related statements of operations for the period from September 1, 2018 through February 28, 2019 and for the year ended August 31, 2018, the statements of changes in net assets for the period from September 1, 2018 through February 28, 2019 and for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the period from September 1, 2018 through February 28, 2019 and for the year ended August 31, 2018, the changes in its net assets for the period from September 1, 2018 through February 28, 2019 and for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

April 26, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

22	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2019

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	137	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	137	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	137	Non-Executive Director, Legal & General Investment Management (Holdings) and Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	137	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	137	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	137	None

FEBRUARY 28, 2019	UNDISCOVERED MANAGERS FUNDS	23

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	137	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	137	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	137	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	137	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	137	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	137	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	137	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

24	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2019

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (137 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

FEBRUARY 28, 2019	UNDISCOVERED MANAGERS FUNDS	25

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Noah Greenhill (1969), Secretary (2018)*	Managing Director and General Counsel, JPMorgan Asset Management (2015 – present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)*	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

26	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2018, and continued to hold your shares at the end of the reporting period, February 28, 2019.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Realty Income Fund
Class A
Actual	$1,000.00	$1,018.30	$5.86	1.17%
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class C
Actual	1,000.00	1,015.50	8.40	1.68
Hypothetical	1,000.00	1,016.46	8.40	1.68
Class I
Actual	1,000.00	1,019.80	4.61	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92
Class L
Actual	1,000.00	1,020.90	3.91	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R5
Actual	1,000.00	1,020.30	3.61	0.72
Hypothetical	1,000.00	1,021.22	3.61	0.72
Class R6
Actual	1,000.00	1,021.30	3.36	0.67
Hypothetical	1,000.00	1,021.47	3.36	0.67

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2019	UNDISCOVERED MANAGERS FUNDS	27

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable periods ended August 31, 2018 and February 28, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Section 199A Income

The fund had the following amount, or maximum allowable amount, of ordinary income distributions treated as section 199A dividends for the periods ended August 31, 2018 and February 28, 2019 (amounts in thousands):

August 31, 2018	19,575
February 28, 2019	17,967

Qualified Dividend Income (QDI)

The fund had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the periods ended August 31, 2018 and February 28, 2019 (amount in thousands):

Qualified Dividend Income
August 31, 2018	$402
February 28, 2019	984

28	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2019

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2019. All rights reserved. February 2019.	AN-RI-219

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2019 – $33,388

2018 – $85,240

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2019 – $5,940

2018 – $11,880

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2019 – $11,593

2018 – $22,942

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 28, 2019 and 2018, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2019 – Not applicable

2018 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2019 – 0.0%

2018 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2018 - $32.2 million

2017 - $32.0 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Undiscovered Managers Funds

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 07, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 07, 2019

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
May 07, 2019